UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE

SECURITIES EXCHANGE ACT OF 1934

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

Del Frisco’s Restaurant Group, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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	(1)	Title of each class of securities to which transaction applies:
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This Schedule 14A filing consists of the following communications relating to the proposed acquisition of Del Frisco’s Restaurant Group, Inc. (“Del Frisco’s Restaurant Group” or the “Company”) by Harlan Parent, Inc., a Delaware corporation (“Parent”), and Harlan Merger Sub, Inc., a Delaware corporation and a wholly owned subsidiary of Parent (“Merger Sub”), pursuant to the terms of an Agreement and Plan of Merger, dated June 23, 2019, by and among the Company, Parent and Merger Sub:

(i)	Form of letter sent to DFRG RSC Team Members

(ii)	Form of letter sent to suppliers/vendors/partners

The items above were first used or made available on June 24, 2019.

LETTER TO DFRG RSC Team Members

Dear Team Member:

I have some exciting news to share with you. Today we announced an agreement to be acquired by L Catterton, the largest and most global consumer-focused private equity firm with a distinguished track record of owning world class experiential and restaurant brands.

This is a positive and exciting development for our company and demonstrates the value that L Catterton sees in our brand and future growth of the business. We are confident that this transaction offers the most promising opportunity to realize the highest value for our stockholders while providing the best path forward for our brands, team members, and loyal guests.

L Catterton has a distinguished track record of owning world class experiential brands while helping to drive operational excellence in the companies in which they invest and we expect that they will be a great long-term partner. In fact, over the last 30 years, L Catterton has invested in nearly 30 restaurant concepts globally to create a number of industry leaders.

L Catterton believes in our mission of celebrating life in restaurants through great food, wine and hospitality and they are committed to making this great company even better.

The acquisition has been unanimously approved by Del Frisco’s Board of Directors but is subject to stockholder approval and other customary closing conditions. The transaction is expected to be completed by the fourth quarter of 2019, subject to approval by Del Frisco’s stockholders, expiration or termination of the applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as well as other customary closing conditions.

As part of this transaction, Del Frisco’s Restaurant Group will become a privately owned company, a structure which will allow us greater flexibility in executing our long-term strategy. Upon the close of the transaction, L Catterton plans to run the bartaco and Barcelona Wine Bar businesses separately from the steakhouse brands in order to nurture the unique attributes of the brands.

Importantly, it will remain business as usual for our team, partners and guests. We ask that you please stay focused on your daily responsibilities of supporting the field as they continue to serve our guests. As is always the case, if you are contacted by any external parties (i.e. the media, etc.), please refer the person to our public relations partner, ICR, at DelFriscosPR@icrinc.com, and they will handle accordingly. Please do not provide any public comments on the transaction and direct any inquiries from third parties to the individuals noted above.

I want to thank each of you for your dedication and hard work that has contributed to the success of our company. It has been an exciting year with the successful acquisition of the bartaco and Barcelona Wine Bar brands, and we are optimistic about the opportunities ahead.

For further details regarding the announcement, please refer to the attached press release. We will also host a company-wide town hall meeting addressing this announcement tomorrow at 1:30 p.m. CT. We sent a calendar invitation to the meeting this morning, which includes a dial in for those who need to join remotely.

I hope you continue to share our enthusiasm for the journey ahead. Thank you all for your tireless dedication and endless passion for our business.

Sincerely,

Norman Abdallah

Chief Executive Officer, Del Frisco’s Restaurant Group, Inc.

Forward-Looking Statements

Certain statements in this press release are forward-looking statements, including, without limitation, the statements made concerning the pending acquisition of Del Frisco’s (the “Company”) by L Catterton made pursuant to the safe-harbor provisions of the Private Securities Litigation Reform Act of 1995. In some cases, you can identify forward-looking statements by the following words: “may,” “will,” “could,” “would,” “should,” “expect,” “intend,” “plan,” “anticipate,” “believe,” “estimate,” “predict,” “project,” “aim,” “potential,” “continue,” “ongoing,” “goal,” “can,” “seek,” “target” or the negative of these terms or other similar expressions, although not all forward-looking statements contain these words. You should read any such forward-looking statements carefully, as they involve a number of risks, uncertainties and assumptions that may cause actual results to differ significantly from those projected or contemplated in any such forward-looking statement. Those risks, uncertainties and assumptions include: (i) the risk that the proposed transaction may not be completed in a timely manner or at all, which may adversely affect the Company’s business and the price of the Company’s common stock; (ii) the failure to satisfy any of the conditions to the consummation of the proposed transaction, including the adoption of the merger agreement by the Company’s stockholders and the receipt of certain regulatory approvals; (iii) the occurrence of any event, change or other circumstance or condition that could give rise to the termination of the merger agreement; (iv) the effect of the announcement or pendency of the proposed transaction on the Company’s business relationships, operating results and business generally; (v) risks that the proposed transaction disrupts current plans and operations and the potential difficulties in employee retention as a result of the proposed transaction; (vi) risks related to diverting management’s attention from the Company’s ongoing business operations; (vii) the outcome of any legal proceedings that may be instituted against the Company related to the merger agreement or the proposed transaction; (viii) unexpected costs, charges or expenses resulting from the proposed transaction; (ix) uncertainties as to L Catterton’s ability to obtain financing in order to consummate the merger; and (x) other risks described in the Company’s filings with the SEC, such as its Quarterly Reports on Form 10-Q and Annual Reports on Form 10-K. Forward-looking statements speak only as of the date of this communication or the date of any document incorporated by reference in this document. Except as required by applicable law or regulation, the Company does not assume any obligation to update any such forward-looking statements whether as the result of new developments or otherwise.

Additional Information and Where to Find It

In connection with the proposed merger, Del Frisco’s expects to file with the Securities and Exchange Commission (the “SEC”) and furnish to its stockholders a proxy statement on Schedule 14A, as well as other relevant documents concerning the proposed merger. Promptly after filing its definitive proxy statement with the SEC, Del Frisco’s will mail the definitive proxy statement and a proxy card to each stockholder of Del Frisco’s entitled to vote at the special meeting relating to the proposed merger. The proxy statement will contain important information about the proposed merger and related matters. STOCKHOLDERS AND SECURITY HOLDERS OF DEL FRISCO’S ARE URGED TO READ THESE MATERIALS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS IN CONNECTION WITH THE MERGER THAT DEL FRISCO’S WILL FILE WITH THE SEC WHEN THEY

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BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT DEL FRISCO’S, THE MERGER AND THE OTHER TRANSACTIONS CONTEMPLATED BY THE MERGER AGREEMENT THAT HOLDERS OF THE COMPANY’S SECURITIES SHOULD CONSIDER BEFORE MAKING ANY DECISION REGARDING VOTING. This communication is not a substitute for the proxy statement or for any other document that Del Frisco’s may file with the SEC and send to its stockholders in connection with the proposed merger. The proposed merger will be submitted to Del Frisco’s stockholders for their consideration.

Stockholders and securityholders of Del Frisco’s will be able to obtain the proxy statement, as well as other filings containing information about Del Frisco’s and the proposed merger, without charge, at the SEC’s website (http://www.sec.gov). Copies of the proxy statement (when available) and the filings with the SEC that will be incorporated by reference therein can also be obtained, without charge, by contacting the Company’s Investor Relations at investorrelations@dfrg.com or 203.682.8253, or by going to Del Frisco’s Investor Relations page on its website at https://investor.dfrg.com.

Participants in Solicitation

Del Frisco’s and certain of its directors, executive officers and employees may be deemed to be participants in the solicitation of proxies in respect of the proposed merger. Information regarding the interests of the Company’s directors and executive officers and their ownership of shares of the Company’s common stock is set forth in the Company’s proxy statement on Schedule 14A filed with the SEC on April 16, 2019, and will be included in the Company’s definitive proxy statement to be filed with the SEC in connection with the proposed merger, and certain of its Current Reports on Form 8-K. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests in the proposed merger, by security holdings or otherwise, will be contained in the proxy statement and other relevant materials to be filed with the SEC in connection with the proposed merger. Free copies of this document may be obtained as described in the preceding paragraph.

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LETTER TO SUPPLIERS/VENDORS/PARTNERS (DFRG)

Dear Supplier/Vendor/Partner,

We want to inform you that today we announced an agreement to be acquired by L Catterton, the largest and most global consumer-focused private equity firm with a distinguished track record of owning world class experiential and restaurant brands.

This is a positive and exciting development for our company. We have found an ideal partner in L Catterton as they share the Del Frisco’s mission of celebrating life in restaurants through great food, wine and hospitality.

By way of background, L Catterton has extensive experience helping to drive operational excellence in the companies in which they invest, and we expect that they will be a great long-term partner. In fact, over the last 30 years, L Catterton has invested in nearly 30 restaurant concepts globally to create a number of industry leaders.

For further details regarding the acquisition, please refer to the attached press release.

I hope you continue to share our enthusiasm for the journey ahead. We appreciate our partnership and we’re excited about our future together.

Sincerely,

Norman Abdallah

Chief Executive Officer

Del Frisco’s Restaurant Group, Inc.

Forward-Looking Statements

Certain statements in this press release are forward-looking statements, including, without limitation, the statements made concerning the pending acquisition of Del Frisco’s (the “Company”) by L Catterton made pursuant to the safe-harbor provisions of the Private Securities Litigation Reform Act of 1995. In some cases, you can identify forward-looking statements by the following words: “may,” “will,” “could,” “would,” “should,” “expect,” “intend,” “plan,” “anticipate,” “believe,” “estimate,” “predict,” “project,” “aim,” “potential,” “continue,” “ongoing,” “goal,” “can,” “seek,” “target” or the negative of these terms or other similar expressions, although not all forward-looking statements contain these words. You should read any such forward-looking statements carefully, as they involve a number of risks, uncertainties and assumptions that may cause actual results to differ significantly from those projected or contemplated in any such forward-looking statement. Those risks, uncertainties and assumptions include: (i) the risk that the proposed transaction may not be completed in a timely manner or at all, which may adversely affect the Company’s business and the price of the Company’s common stock; (ii) the failure to satisfy any of the conditions to the consummation of the proposed transaction, including the adoption of the merger agreement by the Company’s stockholders and the receipt of certain regulatory approvals; (iii) the occurrence of any event, change or other circumstance or condition that could give rise to the termination of the merger agreement; (iv) the effect of the announcement or pendency of the proposed transaction on the Company’s business relationships, operating results and business generally; (v) risks that the proposed transaction disrupts current plans and operations and the potential difficulties in employee retention as a result of the proposed transaction; (vi) risks related to diverting management’s attention from the Company’s ongoing business operations;

(vii) the outcome of any legal proceedings that may be instituted against the Company related to the merger agreement or the proposed transaction; (viii) unexpected costs, charges or expenses resulting from the proposed transaction; (ix) uncertainties as to L Catterton’s ability to obtain financing in order to consummate the merger; and (x) other risks described in the Company’s filings with the SEC, such as its Quarterly Reports on Form 10-Q and Annual Reports on Form 10-K. Forward-looking statements speak only as of the date of this communication or the date of any document incorporated by reference in this document. Except as required by applicable law or regulation, the Company does not assume any obligation to update any such forward-looking statements whether as the result of new developments or otherwise.

Additional Information and Where to Find It

In connection with the proposed merger, Del Frisco’s expects to file with the Securities and Exchange Commission (the “SEC”) and furnish to its stockholders a proxy statement on Schedule 14A, as well as other relevant documents concerning the proposed merger. Promptly after filing its definitive proxy statement with the SEC, Del Frisco’s will mail the definitive proxy statement and a proxy card to each stockholder of Del Frisco’s entitled to vote at the special meeting relating to the proposed merger. The proxy statement will contain important information about the proposed merger and related matters. STOCKHOLDERS AND SECURITY HOLDERS OF DEL FRISCO’S ARE URGED TO READ THESE MATERIALS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS IN CONNECTION WITH THE MERGER THAT DEL FRISCO’S WILL FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT DEL FRISCO’S, THE MERGER AND THE OTHER TRANSACTIONS CONTEMPLATED BY THE MERGER AGREEMENT THAT HOLDERS OF THE COMPANY’S SECURITIES SHOULD CONSIDER BEFORE MAKING ANY DECISION REGARDING VOTING. This communication is not a substitute for the proxy statement or for any other document that Del Frisco’s may file with the SEC and send to its stockholders in connection with the proposed merger. The proposed merger will be submitted to Del Frisco’s stockholders for their consideration.

Stockholders and securityholders of Del Frisco’s will be able to obtain the proxy statement, as well as other filings containing information about Del Frisco’s and the proposed merger, without charge, at the SEC’s website (http://www.sec.gov). Copies of the proxy statement (when available) and the filings with the SEC that will be incorporated by reference therein can also be obtained, without charge, by contacting the Company’s Investor Relations at investorrelations@dfrg.com or 203.682.8253, or by going to Del Frisco’s Investor Relations page on its website at https://investor.dfrg.com.

Participants in Solicitation

Del Frisco’s and certain of its directors, executive officers and employees may be deemed to be participants in the solicitation of proxies in respect of the proposed merger. Information regarding the interests of the Company’s directors and executive officers and their ownership of shares of the Company’s common stock is set forth in the Company’s proxy statement on Schedule 14A filed with the SEC on April 16, 2019, and will be included in the Company’s definitive proxy statement to be filed with the SEC in connection with the proposed merger, and certain of its Current Reports on Form 8-K. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests in the proposed merger, by security holdings or otherwise, will be contained in the proxy statement and other relevant materials to be filed with the SEC in connection with the proposed merger. Free copies of this document may be obtained as described in the preceding paragraph.

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